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                                                               Exhibit 10.13


                                PLEDGE AGREEMENT


         This instrument is executed as of the 7th day of August, 2000 by and between The J. Jill Group, Inc., with an address of 4 Batterymarch Park, Quincy, Massachusetts 02169 ("Pledgor") and Citizens Bank of Massachusetts with its principal offices located at 28 State Street, Boston, MA 02108("Pledgee").

                              W I T N E S S E T H:

         WHEREAS, Pledgee is the holder of all of the issued and outstanding shares of capital stock of Pledgee's wholly owned subsidiaries, J. Jill Direct, Inc., The Birch Pond Group, Inc., and QT Services Group, Inc., each a Massachusetts corporation (each, a Subsidiary, and collectively, the "Subsidiaries"); and

         WHEREAS, Pledgor and Pledgee are entering into a certain Fourth Amended and Restated Loan Agreement of even date (the "Loan Agreement"); and

         WHEREAS, Pledgee requires pursuant to the Loan Agreement that Pledgor execute and deliver to Pledgee this Pledge Agreement.

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree:

         Section 1. PLEDGE OF STOCK. The Pledgor hereby pledges, assigns, grants a security interest in, and delivers to the Pledgee all shares of capital stock of each of the Subsidiaries described in EXHIBIT "A" hereto, to be held by the Pledgee subject to the terms and conditions hereinafter set forth; the certificates for which shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, are being delivered to the Pledgee herewith.

         Section 2. DEFINITIONS.

                  (a) The term "Stock" as used herein includes the shares of stock of each of the Subsidiaries described in EXHIBIT "A" attached hereto, and any additional shares of stock of any corporation or company at the time pledged with the Pledgee hereunder, including all shares of stock subsequently issued by any Subsidiary.


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                  (b) The term "Obligations" as used herein means all
         indebtedness, obligations and liabilities of Pledgor, to the Pledgee, whether now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, whether monetary or non-monetary, whether arising by contract, operation of law or otherwise, including without limitation, indebtedness arising pursuant to the Loan Agreement, as such indebtedness and/or the Loan Agreement may be modified, extended, renewed, amended, substituted or changed from time to time.

                  (c) The term "Collateral" as used herein means the property at any time, whether now or hereafter, pledged to the Pledgee hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof.

                  (d) The term "Event of Default" as used herein shall mean any Event of Default pursuant to the Loan Agreement, as such Loan Agreement may be modified, extended, renewed, amended, substituted or changed from time to time.

         Section 3. SECURITY FOR OBLIGATIONS. This Agreement and the pledge of the Collateral hereunder is made with the Pledgee as security for the Obligations.

         Section 4. LIQUIDATION, RECAPITALIZATION, ETC. Any sums paid upon or with respect to any of the Stock upon the liquidation or dissolution of any issuer thereof shall be paid over to the Pledgee to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledgee to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the Stock upon such a liquidation, dissolution, recapitalization or reclassification which are received by the Pledgor shall, until paid or delivered to the Pledgee, be held in trust for the Pledgee as security for the Obligations. The payment of a dividend, other than in cash, shall be deemed to be recapitalization.



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         Section 5. AGREEMENT TO DELIVER SUBSEQUENTLY ISSUED STOCK. Pledgor
agrees to deliver forthwith to Pledgee all shares of capital stock of each Subsidiary which shares are issued subsequent to the execution of this Agreement together with all such stock powers or other appropriate instruments of assignment duly executed in blank by the Pledgor.

         Section 6. WARRANTY OF TITLE. The Pledgor warrants: (a) that Pledgor has title to the Stock described in Section 1 hereof; (b) the Stock is subject to no pledge, lien, security interest, charge, option, restrictions or other encumbrances created by the Pledgor except the security interest created by this Agreement; and (c) the Pledgor has power, authority and legal right to pledge all of such Stock pursuant to this Agreement.

         Section 7. DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY. So long as no Event of Default has occurred, the Pledgor shall be entitled to vote the Stock and to give consents, waivers and ratifications in respect of the Stock, provided that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of any agreement evidencing or securing the Obligations or of this Agreement, and provided further, that following an Event of Default the Pledgee may cause the Stock to be transferred into its own name as collateral security. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Stock shall, at Pledgee's option, as evidenced by Pledgee's notifying Pledgor of such election, cease in case an Event of Default shall have occurred.

         Section 8. REMEDIES. If an Event of Default shall have occurred, the Pledgee shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Pledgee deems expedient:

                  (a) if the Pledgee so elects and gives notice of such election to the Pledgor, the Pledgee may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and


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         ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

                  (b) the Pledgee may demand, sue for, collect or make any compromise or settlement the Pledgee deems suitable in respect of any Collateral held by it hereunder;

                  (c) the Pledgee may sell, resell, assign and deliver, or otherwise dispose of any or all of the Collateral, for cash and/or credit and upon such terms at such place or places and at such time or times and to such persons, firms, companies or corporations as the Pledgee thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except such as may be required by law; and

                  (d) the Pledgee may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees, if it has not already done so.

                  (e) the Pledgee may cause all resignations of officers and directors of the issuer of the Stock which have been deposited with it to be accepted and may take all necessary action to fill the vacancies thereby arising.

         The Pledgee may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). Pledgee acknowledges that ten (10) days' notice of any public sale or of that date on or after which a private sale may be effected is reasonable notice. The Pledgee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Pledgee may buy at private sale and may make payments thereof by any means. The Pledgee may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and all legal expenses, travel and other expenses which may be incurred by the Pledgee in attempting to


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collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations, and any surplus shall be paid to the Pledgor.

         Section 9. MARSHALLING. The Pledgee shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of its rights hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Pledgee's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

         Section 10. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor;
(b) any exercise or nonexercise, or any waiver, by the Pledgee of any right remedy, power or the Obligations or privilege under or in respect of any of any security thereof (including this Agreement); (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any guaranty of, any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

         Section 11. TRANSFER ETC., BY PLEDGOR. Without the prior written consent of the Pledgee, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral or any interest therein, except for the pledge thereof provided for in this Agreement.

         Section 12. FURTHER ASSURANCES. Pledgor will, from time to time, execute and deliver to Pledgee all such other and further



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instruments and documents and take or cause to be taken all such other and further action as Pledgee may reasonably request in order to effect and confirm more securely in Pledgee all rights contemplated in this Agreement.

         Section 13. PLEDGEE'S EXONERATION. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind, other than the physical custody thereof, or any matter or proceedings arising out of or relating thereto, other than to exercise reasonable care in the physical custody of the Collateral. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Collateral or against other parties thereto, other than to exercise reasonable care in the physical custody of the Collateral. The Pledgee's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

         Section 14. NO WAIVER, ETC. No act, failure or delay by the Pledgee shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Pledgee of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

         Section 15. NOTICE, ETC. All communications herein provided shall be in writing and shall be sufficient if sent by United States mail, registered or certified, postage prepaid, delivered by messenger, so-called overnight courier, telex or telefax, addressed as follows:

                  If to the Pledgor:    The J. Jill Group, Inc.
                                        4 Batterymarch Park
                                        Quincy, MA 02169
                                        Attn: Chief Financial Officer
                                        Fax: 617-769-0177

                  with a copy to:       Foley, Hoag & Elliot LLP
                                        One Post Office Square
                                        Boston, MA 02109
                                        Attn: David R. Pierson, Esq.
                                        Fax: 617-832-7000







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                  If to the Pledgee:    Citizens Bank of Massachusetts
                                        28 State Street
                                        Boston, MA 02108
                                        Attn: Lori B. Leeth, Sr. V.P.
                                        Fax: 617-725-5690

                  with a copy to:       Schnader Harrison Goldstein
                                             & Manello
                                        265 Franklin Street
                                        Boston, MA 02110
                                        Attn: Richard J. Snyder, Esq.
                                              Paul J. Levenson, Esq.
                                        Fax: 617-946-8988

or to such other address as the party to receive any such communication or notice may have designated by written notice to the other party.

         Any notice given pursuant to this Section shall be effective when received.

         Section 16. TERMINATION. This Agreement shall continue in full force and effect until the payment and performance in full of the Obligations and the payment and performance by the Pledgor of all of Pledgor's covenants and agreements hereunder, whereupon this Agreement shall terminate and the Pledgor shall be entitled to the return of such Collateral in the possession or control of the Pledgee as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Pledgee hereunder.

         Section 17. MISCELLANEOUS PROVISIONS. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. The execution and delivery of this Agreement and pledging of the Stock described in Section 1 hereof are within the Pledgor's power, such execution and delivery and the pledging of such Stock do not contravene any law or any rule or regulation thereunder or any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which Pledgor or any of its property is bound or constitute a default thereunder. This Agreement and all obligations of the Pledgor shall be binding upon the heirs, executors, successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, its successors and assigns. This Agreement and the obligations of the Pledgor hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.



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The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement. To the extent permitted by applicable law, the Pledgor and the Pledgee each hereby waive trial by jury in any proceeding brought for the interpretation or enforcement of this Agreement or for a determination of the rights of the parties hereunder. Terms used herein without definition, but which are defined in the Uniform Commercial Code of Massachusetts, shall, unless the context otherwise indicates or requires, have the meanings ascribed to them in said Uniform Commercial Code.

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be duly executed as of the date first above written.


WITNESS:                            THE J. JILL GROUP,INC.

 /s/Arlene Bender                   By: /s/Peter J. Tulp
------------------------               --------------------------------
                                    Name:  Peter J. Tulp
                                    Title: Corporate Controller


WITNESS:                            CITIZENS BANK OF MASSACHUSETTS

 /s/Paul Levenson                   By: /s/Lori B. Leeth
------------------------               --------------------------------
                                    Name:  Lori B. Leeth
                                    Title: Senior Vice President








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                                    EXHIBIT A




100 shares of the common stock, of J. Jill Direct, Inc. represented by stock certificate No. 1.

100 shares of the common stock of The Birch Pond Group, Inc. represented by stock certificate No. 1.

100 shares of the common stock of QT Services Group, Inc. represented by stock certificate No. 1.












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